Supplement to the
Fidelity® Enhanced Small Cap ETF
October 30, 2025
Summary Prospectus

Effective on or about May 11, 2026, Fidelity® Enhanced Small Cap ETF will be renamed Fidelity® Enhanced Small Cap Core ETF. All references to the former name are replaced with the new name as appropriate.
CPE-SUSTK-0426-102 1.9911588.102	April 29, 2026